Exhibit 10.28

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT AND OMNIBUS AMENDMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES LOAN

AGREEMENT AND OMNIBUS AMENDMENT, dated as of June 9, 2017 (the “Amendment”) is by and among ABF FREIGHT SYSTEM, INC., an Arkansas corporation (“ABF”), ARCBEST LOGISTICS, INC., an Arkansas corporation (“AB Logistics”), ARCBEST INTERNATIONAL, INC., an Arkansas corporation (“AB International”), PANTHER II TRANSPORTATION,  INC.,  an Ohio corporation (“Panther”) and ARCBEST ENTERPRISE SOLUTIONS, INC., an Arkansas corporation (“AES”), ARCBEST II, INC., an Arkansas corporation (“ArcBest II” together with ABF, AB Logistics, AB International, Panther and AES, the “Originators”), ARCBEST FUNDING LLC f/k/a ABF Freight Funding LLC, a Delaware limited liability company, as Buyer under the Receivables Sale Agreement (as defined below) (in such capacity, the “Buyer”) and as Borrower under the Loan Agreement (as defined below) (in such capacity, the “Borrower”), ARCBEST CORPORATION, F/K/A ARKANSAS BEST CORPORATION, a Delaware  corporation, as Servicer (the “Servicer”), REGIONS BANK, as a lender, PNC BANK, NATIONAL ASSOCIATION, as a lender, letter of credit issuer (in such capacity, the “LC Issuer”) and as agent and administrator for the lenders and their assigns and the LC Issuer and its assigns under the Loan Agreement (in such capacity, the “Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Servicer, the Lenders, the LC Issuer and the Agent are parties to that certain Second Amended and Restated Receivables Loan Agreement dated as of March 20, 2017 (as amended and supplemented through the date hereof, the “Loan Agreement”)

WHEREAS, Panther has notified the Buyer and the Agent that effective on June 9, 2017, it intends to convert from an Ohio corporation to an Arkansas corporation (the “Conversion”);

WHEREAS, pursuant to Section 5.2(a) of the Receivables Sale Agreement, Panther has provided the Agent and the Buyer with at least thirty days’ prior written notice of the proposed name change or jurisdiction change, as applicable; and

WHEREAS, the Borrower, the Servicer, the LC Bank, the Lenders and the Agent agree to amend the Loan Agreement and the Transaction Documents pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Loan Agreement.

Section 2. Amendment to Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Loan Agreement shall be and hereby is amended as follows:

2.1. The defined term “Originator” appearing in Exhibit I to the Loan Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:

“Originator” Each of ABF, ArcBest Logistics, Inc. (f/k/a ABF Logistics, Inc.), an Arkansas corporation, ArcBest International, Inc. (f/k/a ABF Global Supply Chain, Inc.), an Arkansas corporation, Panther II Transportation, Inc., an Arkansas corporation, ArcBest Enterprise Solutions, Inc., an Arkansas corporation, and ArcBest II, Inc., an Arkansas corporation.

Section 3. Amendments to Transaction Documents. Subject to the satisfaction of the conditions precedent set forth in Section 5 below and effective as of the date of the Conversion, any and all references in the Transaction Documents to “Panther II Transportation, Inc., an Ohio corporation” shall refer to “Panther II Transportation, Inc., an Arkansas corporation.”

Section 4. Notification of Conversion. Panther hereby agrees to provide the Agent with written notice of the date on which the Conversion occurs. Upon the Agent receiving notification of the Conversion, the Agent is hereby authorized by Panther to prepare, and file, any necessary UCC-3 amendments after the date of the Conversion reflecting the Conversion and the change of Panther’s jurisdiction of organization.

Section 5.  Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

5.1The parties hereto shall have executed and delivered this Amendment.

5.2The Agent shall have received evidence of the Conversion.

5.3The Agent shall have received a UCC financing statement naming Panther as seller/debtor, Buyer as buyer/assignor and Agent as secured party/total assignee to be filed in the state of Arkansas.

5.4Each representation and warranty of the Originators, the Servicer and the Buyer contained herein (after giving effect to this Amendment) shall be true and correct.

5.5No (i) Event of Bankruptcy with respect to the Seller or any Originator,

(ii) Servicer Termination Event, (iii) Unmatured Servicer Termination Event, (iv) Amortization Event, or (v) Unmatured Amortization Event, shall have occurred and be continuing.

5.6The Buyer shall have received such other agreements, instruments, documents, certificates, and opinions as the Buyer may reasonably request.

Section 6. Representations of the Originators, the Buyer and the Servicer. Each of the Originators, the Buyer and the Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in the Receivables Sale Agreement, the Loan Agreement and any other Transaction Document to which such Person is a party is true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

Section 7. Reaffirmation and Ratification of the Performance Guaranty.  The agreements and obligations of ArcBest Corporation (the “Guarantor”) under the Performance Guaranty are hereby reaffirmed, ratified, brought forward, renewed and extended. The Guarantor hereby ratifies, affirms, reaffirms, acknowledges, and agrees that the Performance Guaranty represents the valid, binding and enforceable obligation of the Guarantor. The Guarantor hereby agrees that the Performance Guaranty is and shall remain in full force and effect in favor of the Agent for the benefit of the Secured Parties under the Performance Guaranty, until all obligations owing to the Secured Parties thereunder shall have been satisfied in accordance with its terms.

Section 8.  Agreement in Full Force and Effect.  Except as expressly set forth herein, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

Section 9. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10. Governing Law.  This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles other than Section 5-1401 of the General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Receivables Loan Agreement and Omnibus Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

ArcBest Funding LLC, as Borrower
By: ArcBest Corporation, its sole member

By	/s/ Michael R. Johns
Name:	Michael R. Johns
Title:	Vice President – General Counsel & Corporate Secretary

ArcBest Corporation, as Servicer,

By	/s/ Michael R. Johns
Name:	Michael R. Johns
Title:	Vice President – General Counsel & Corporate Secretary

ABF Freight System, Inc., as an Originator

By	/s/ Michael R. Johns
Name:	Michael R. Johns
Title:	Secretary

ARCBEST INTERNATIONAL, INC., as an Originator

By	/s/ Michael R. Johns
Name:	Michael R. Johns
Title:	Secretary

ArcBest Logistics, Inc., as an Originator

By	/s/ Michael R. Johns
Name:	Michael R. Johns
Title:	Vice President – General Counsel & Corporate Secretary

Signature Page to First Amendment to

Second Amended and Restated Receivables Loan Agreement and Omnibus Amendment

ArcBest Enterprise Solutions, Inc., as an Originator

By	/s/ Michael R. Johns
Name:	Michael R. Johns
Title:	Secretary

ArcBest II, Inc., as an Originator

By	/s/ Michael R. Johns
Name:	Michael R. Johns
Title:	Vice President – General Counsel & Corporate Secretary

Panther II Transportation, Inc., as an Originator

By	/s/ Michael R. Johns
Name:	Michael R. Johns
Title:	Assistant Secretary

PNC Bank, National Association, as the Lender, the LC Issuer, and as the Agent

By	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

REGIONS BANK, as a Lender

By	/s/ Cecil Noble
Name:	Cecil Noble
Title:	Managing Director

Signature Page to First Amendment to

Second Amended and Restated Receivables Loan Agreement and Omnibus Amendment

Solely for the purpose of Section 7:
ARCBEST CORPORATION, f/k/a ARKANSAS BEST CORPORATION, as Guarantor

By	/s/Michael R. Johns
Name:	Michael R. Johns
Title:	Secretary

Signature Page to First Amendment to

Second Amended and Restated Receivables Loan Agreement and Omnibus Amendment